SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                                   --------
                        Deutsche Global High Income Fund




Effective June 1, 2016, the following information replaces the existing disclosure contained under the "AVERAGE ANNUAL TOTAL RETURNS" sub-heading of the "PAST PERFORMANCE" section of the fund's prospectus.


AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2015 expressed as a %)


After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

                                  CLASS           1          5         10
                              INCEPTION        YEAR      YEARS      YEARS
                            -----------  ----------  ---------  ---------
CLASS A before tax          5/13/2005        -6.53       4.07       5.26
--------------------------- ---------       ------       ----       ----
  After tax on distribu-
  tions                                      -9.08       1.42       2.42
  After tax on distribu-
  tions and sale of fund
  shares                                     -5.50       1.81       2.74
--------------------------- ---------       ------       ----       ----
CLASS C before tax          5/13/2005        -2.68       4.27       4.98
--------------------------- ---------       ------       ----       ----
INST CLASS before tax       3/16/1998        -1.87       5.37       6.11
--------------------------- ---------       ------       ----       ----
CLASS S before tax          5/13/2005        -1.88       5.24       5.96
--------------------------- ---------       ------       ----       ----
BANK OF AMERICA MERRILL
LYNCH NON-FINANCIAL
DEVELOPED MARKETS
HIGH YIELD CONSTRAINED
INDEX (reflects no deduc-
tion for fees, expenses
or taxes)                                    -3.89       5.24       6.72
--------------------------- ---------       ------       ----       ----
BANK OF AMERICA MERRILL
LYNCH GLOBAL HIGH YIELD
CONSTRAINED INDEX
(reflects no deduction for
fees, expenses or taxes)                     -2.03       5.70       7.34
--------------------------- ---------       ------       ----       ----

On June 1, 2016, the BofA Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index replaced the BofA Merrill Lynch Global High Yield Constrained Index as the fund's comparative broad-based securities market index because the Advisor believes the BofA Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index more closely reflects the fund's investment strategies.

The following disclosure is added under the "ADDITIONAL INDEX INFORMATION" heading of the "APPENDIX" section of the fund's prospectus.



BOFA MERRILL LYNCH NON-FINANCIAL DEVELOPED MARKETS HIGH YIELD CONSTRAINED INDEX contains all securities in the BofA Merrill Lynch Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%.

               Please Retain This Supplement for Future Reference


May 24, 2016
PROSTKR-641

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